UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 30, 2022

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	333-263313	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

183 Bayard Lane, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective as of August 30, 2022, Princeton Bancorp, Inc. (the “Company”) amended and restated its articles of incorporation to, among other things, (i) allow shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at the particular meeting (the minimum percentage allowable under the Pennsylvania Business Corporation Law of 1988, as amended) to call special shareholder meetings, (ii) reduce the vote requirement needed for shareholders to amend the bylaws to a majority vote, and (iii) eliminate any supermajority exceptions to the requirement that amendments to the articles of incorporation require a majority vote of the shareholders. These amendments were enacted to fulfill the Company’s commitment set forth in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2022 to take all necessary steps to amend its articles of incorporation to make these changes.

The amendment and restatement of the Company’s articles of incorporation also contains a provision prohibiting any person who as of March 11, 2022 beneficially owned more than nine percent (9.0%) of the outstanding shares of common stock of The Bank of Princeton (the “Bank”, such person to be referred to herein as a “Material Shareholder of the Bank”) from acquiring “voting control” of the Company, which is generally defined as the beneficial ownership at any time of shares of the Company’s outstanding capital stock with more than 9.9% of the total voting power of the Company’s outstanding capital stock. A Material Shareholder of the Bank who acquires more than 9.9% of the total voting power of the Company’s outstanding capital stock is not permitted to vote any shares that exceed the 9.9% limit. The only person who qualifies as a Material Shareholder of the Bank is Martin Tuchman, a director of the Company and the Bank.

The foregoing description of the amendment and restatement of the Company’s Articles of Incorporation is qualified in its entirety by the full text of the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Amended and Restated Articles of Incorporation of Princeton Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP, INC.
Dated: September 2, 2022

	By:	/s/ George S. Rapp
George S. Rapp
Executive Vice President and Chief Financial Officer

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